UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2014

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 788-1999

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 6, 2014, AerCap Holdings N.V. (“AerCap”) filed a Report on Form 6-K that provided certain financial and other information relating to International Lease Finance Corporation (“ILFC”) and AerCap after giving effect to the proposed acquisition of all of the common stock of ILFC by a wholly owned subsidiary of AerCap.  Such information is attached to this Report on Form 8-K as Exhibits 99.1, 99.2, 99.3, and 99.4 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are included with this report and are being furnished solely for purposes of Item 7.01 of this Form 8-K:

(d) Exhibits

Exhibit Number	Description

99.1	The section captioned “Business” of the Preliminary Offering Memorandum of AerCap (incorporated by reference to Exhibit 99.2 to AerCap Holdings N.V. Form 6-K filed on May 6, 2014)

99.2	The section captioned “Capitalization” of the Preliminary Offering Memorandum of AerCap (incorporated by reference to Exhibit 99.3 to AerCap Holdings N.V. Form 6-K filed on May 6, 2014)

99.3

The section captioned “Unaudited pro forma combined financial information” of the Preliminary Offering Memorandum of AerCap (incorporated by reference to Exhibit 99.4 to AerCap Holdings N.V. Form 6-K filed on May 6, 2014)

99.4

The section captioned “Management’s discussion and analysis of financial condition and results of operations—Financing the acquisition—Liquidity after the acquisition” of the Preliminary Offering Memorandum of AerCap (incorporated by reference to Exhibit 99.5 to AerCap Holdings N.V. Form 6-K filed on May 6, 2014)

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Elias Habayeb
By:	Elias Habayeb
Senior Vice President & Chief Financial Officer

DATED:  May 6, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	The section captioned “Business” of the Preliminary Offering Memorandum of AerCap (incorporated by reference to Exhibit 99.2 to AerCap Holdings N.V. Form 6-K filed on May 6, 2014)

99.2	The section captioned “Capitalization” of the Preliminary Offering Memorandum of AerCap (incorporated by reference to Exhibit 99.3 to AerCap Holdings N.V. Form 6-K filed on May 6, 2014)

99.3

The section captioned “Unaudited pro forma combined financial information” of the Preliminary Offering Memorandum of AerCap (incorporated by reference to Exhibit 99.4 to AerCap Holdings N.V. Form 6-K filed on May 6, 2014)

99.4

The section captioned “Management’s discussion and analysis of financial condition and results of operations—Financing the acquisition—Liquidity after the acquisition” of the Preliminary Offering Memorandum of AerCap (incorporated by reference to Exhibit 99.5 to AerCap Holdings N.V. Form 6-K filed on May 6, 2014)